UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2006

AMERICAN MEDIA SYSTEMS CO.

(Exact name of registrant as specified in charter)

Nevada	87-0736406
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

5190 Neil Road, Suite 430, Reno, NV	89502
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (866) 651-2219

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e.4(c))

Item 5.02 ELECTION OF DIRECTOR

On January 12, 2006, Patricia Castillo was elected to the Board of Directors of American Media Systems Co.

Since 1999 she has held the position of Group Account Director with McCann Erickson Mexico where she has been responsible for developing and implementing integrated communication plans for such clients as Microsoft, MSN, Nextel, Siemens Mobile, Seguros Mapfre Tepeyac, El Universal, American Airlines, Clearasil, and Lexmark. Ms. Castillo has a Bachelor of Arts degree in communication from Universidad Anáhuac in Mexico.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

AMERICAN MEDIA SYSTEMS CO.

Signature	Title	Date

/s/ Alexander Vesak Alexander Vesak	President, Chief Executive Officer, Chief Financial Officer, Secretary and Director	January 12, 2006